UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report:	February 15, 2006
Date of earliest event reported:	February 9, 2006

OFFICEMAX INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware	1-5057	82-0100960
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 Pierce Road

Itasca, Illinois 60143

(Address of principal executive offices) (Zip Code)

(630) 438-7800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Form 8-K/A amends the Current Report on Form 8-K filed by OfficeMax Incorporated with the Securities and Exchange Commission on February 15, 2006 (the ‘‘Original 8-K’’) to include Item 5.02 below.  No other amendments are being made to the Original 8-K.

Item 5.02                                             Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On February 10, 2006, Board members Edward E. Hagenlocker and Jane E. Shaw  notified the Board of Directors of OfficeMax Incorporated (the “Company”) that they intended to retire and therefore would not stand for reelection to the Board in 2006.  Mr. Hagenlocker and Dr. Shaw will continue to serve as directors until the Company’s annual meeting of shareholders scheduled for April 20, 2006. The decision that they would not be nominees for re-election was not because of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.   The Board intends to reduce its size to nine members at the 2006 annual meeting.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:    February 24, 2006

OFFICEMAX INCORPORATED

By:	/s/ Matthew R. Broad
Matthew R. Broad
Executive Vice President and
General Counsel